Filed pursuant to Rule 424(b)(3)

Registration No. 333-130029

PROSPECTUS SUPPLEMENT NO. 4

to prospectus dated March 16, 2006

Up to 50,728,328 Shares

TELZUIT MEDICAL TECHNOLOGIES, INC.

Common Stock

This prospectus supplement supplements information contained in the prospectus dated March 16, 2006 relating to the resale by certain of our selling shareholders identified in the prospectus of up to 50,728,328 shares of our common stock.

This prospectus supplement should be read in conjunction with the prospectus dated March 16, 2006, which is to be delivered with this prospectus supplement. This prospectus supplement is qualified by reference to the prospectus except to the extent that the information in this prospectus supplement updates and supersedes the information contained in the prospectus dated March 16, 2006, including any supplements or amendments thereto. All capitalized terms used but not defined in this Prospectus Supplement No. 4 shall have the meanings given them in the prospectus.

The information appearing under the heading “Selling Security Holders” in the prospectus is hereby amended by the addition of the below information, which reflects the distribution of an aggregate of 13,348,249 shares of the Company’s common stock by Telzuit Technologies, LLC to its members. The information below relates only to the shares of common stock distributed by Telzuit Technologies, LLC to its members who are not control persons (as defined under applicable federal securities laws). The distribution by Telzuit Technologies, LLC of an aggregate of 11,756,500 shares of common stock to its members who are control persons is reflected in Prospectus Supplement No. 1, dated March 30, 2006.

The information below is based on information available to the Company as of April 4, 2006. Since that date, any of these selling shareholders may have sold, transferred or otherwise disposed of all or a portion of their securities in transactions exempt from the registration requirements of the Securities Act or pursuant to the prospectus to which this Prospectus Supplement No. 4 relates; therefore, the table below may not reflect the exact number of shares of common stock, Series A Convertible Preferred Stock, or common stock purchase warrants held by each selling shareholder on the date of this Prospectus Supplement No. 4.

Investing in the shares involves risks and uncertainties. See “Risk Factors” beginning on page 8 of the prospectus dated March 16, 2006 and the risk factors included in our Annual Report on Form 10-KSB for the year ended June 30, 2005.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is June 7, 2006.

SELLING SECURITY HOLDERS

The table of selling security holders and related footnotes in the “Selling Security Holders” section of the prospectus setting forth information on the ownership of our common stock beneficially owned and offered under the prospectus is amended by the addition of the information set forth below. The table further sets forth (i) the name of each Selling Stockholder who is offering the resale of shares of Common Stock; (ii) the number of shares of Common Stock that may be sold in this offering; (iii) the number of shares of Common Stock to be beneficially owned by each Selling Stockholder after the completion of this offering assuming the sale of all of the shares of the Common Stock offered by each Selling Stockholder; and (iv) if one percent (1%) or more, the percentage of outstanding shares of Common Stock to be beneficially owned by each Selling Stockholder after the completion of this offering assuming the sale of all of the shares of Common Stock offered by each Selling Stockholder. The percentage of beneficial ownership reported in the following table is based on 30,225,498 shares of our Common Stock that were outstanding on December 31, 2005. Except as noted below, none of the Selling Stockholders have had any position, office, or other material relationship with us or any of our predecessors or affiliates within the past three (3) years.

The Selling Stockholders are offering, by this prospectus, as of the date of this prospectus supplement, an aggregate of 50,728,328 shares of our Common Stock, which includes the 13,348,249 shares of common stock distributed by Telzuit Technologies, LLC to its members (who are not control persons) as follows:

Name of Selling Stockholder	Securities Beneficially Owned by Selling Shareholders Prior to Offering(1)			Securities Being Offered by Selling Shareholders		Securities Beneficially Owned by Selling Shareholders After Offering(2)
	Common Stock (a)	Issuable Upon Conversion of Series A Convertible Preferred Stock (b)	Issuable Upon Exercise of Warrants and Options (c)	Common Stock (d)	Common Stock Issuable Upon Conversion or Exercise of Derivative Securities (e)	Common Stock Beneficially Owned After Offering (f)	% Assuming All Shares Offered are Sold(3) (g)
Kevin & Jean Atkinson	58,000	0	0	58,000	0	0	*
Chip Adams	35,000	0	0	35,000	0	0	*
John Fink	10,000	0	0	10,000	0	0	*
William Goodall	16,000	0	0	16,000	0	0	*
Joseph McShannic	20,000	0	0	20,000	0	0	*
Joseph Mensch	30,000	0	0	30,000	0	0	*
Richard Perrino	5,000	0	0	5,000	0	0	*
Sam & Juanita Rokus	3,000	0	0	3,000	0	0	*
Daniel & Deborah Schiavone	130,000	0	0	130,000	0	0	*
Daniel Schiavone	70,000	0	0	70,000	0	0	*
Anthony P Isabel Schiavone	12,500	0	0	12,500	0	0	*
Bengt Gerborg	15,000	0	0	15,000	0	0	*
Robert Knox	12,000	0	0	12,000	0	0	*
Richard J Hopkins	20,000	0	0	20,000	0	0	*
Thomas Naughton	15,000	0	0	15,000	0	0	*

Carmine D’amico	50,000	0	0	50,000	0	0	*
Steve & Kelly Macdonald	27,680	0	0	27,680	0	0	*
Chris Bernard	60,000	0	0	60,000	0	0	*
Curtis & Shirley Kroells	12,500	0	0	12,500	0	0	*
Leon J & Julie Kuehl	7,000	0	0	7,000	0	0	*
Michael J DePaul	8,000	0	0	8,000	0	0	*
Taylor Bowen	30,500	0	0	30,500	0	0	*
Paul W. & Maeo Bates	4,000	0	0	4,000	0	0	*
George Beshara	15,000	0	0	15,000	0	0	*
Elmer & Elaine Kroells	10,000	0	0	10,000	0	0	*
James Butler JR	2,500	0	0	2,500	0	0	*
Frank & Jewell Massuri	10,000	0	0	10,000	0	0	*
David Briggs	35,000	0	0	35,000	0	0	*
Wayne P. Burick	10,000	0	0	10,000	0	0	*
Ronald Berger	20,000	0	0	20,000	0	0	*
Richard E McCleary	100,000	0	0	100,000	0	0	*
Marjorie A. Austalosh	1,000	0	0	1,000	0	0	*
Renee Sferra	15,000	0	0	15,000	0	0	*
Daniel Clayton	10,000	0	0	10,000	0	0	*
Danielle Clayton	1,500	0	0	1,500	0	0	*
Gene Clayton	10,000	0	0	10,000	0	0	*
Macy Clayton	1,500	0	0	1,500	0	0	*
Rick Clayton	10,000	0	0	10,000	0	0	*
Tim Clayton	10,000	0	0	10,000	0	0	*
Viv Clayton	1,500	0	0	1,500	0	0	*
Clayton Leasing LLC	20,000	0	0	20,000	0	0	*
John Martin	20,000	0	0	20,000	0	0	*
James & Sandra MacDonald	17,700	0	0	17,700	0	0	*
Thoma Kalasky	10,000	0	0	10,000	0	0	*
Lisa frankino	4,000	0	0	4,000	0	0	*
Steven Lukac	10,000	0	0	10,000	0	0	*
George Manger Jr.	20,000	0	0	20,000	0	0	*
Shane & Jody McCuskey	5,025	0	0	5,025	0	0	*
Stephen & Shirley McCuskey	207,000	0	0	207,000	0	0	*
Chad B. Garrett	482,000	0	0	482,000	0	0	*
John C. Allen	11,250	0	0	11,250	0	0	*
Ali Azarvan	1,506,334	0	0	1,506,334	0	0	*
Asad and Roghy Azarvan	76,000	0	0	76,000	0	0	*
John and Stacy Blasko	11,375	0	0	11,375	0	0	*
Richard Bleichner Jr.	1,000	0	0	1,000	0	0	*

Roger and Penelope Burns	15,001	0	0	15,001	0	0	*
Phillip and Patricia Butto III	29,000	0	0	29,000	0	0	*
Hugh Calkins	20,000	0	0	20,000	0	0	*
Denisa Cornelio	7,501	0	0	7,501	0	0	*
Ryan and Katherine Cover	3,000	0	0	3,000	0	0	*
Thomas Crawford	10,000	0	0	10,000	0	0	*
Dan and Barbara DeLisio	3,000	0	0	3,000	0	0	*
Mary DeLisio	12,250	0	0	12,250	0	0	*
Tim Donatelli	29,000	0	0	29,000	0	0	*
Joseph Favazzo	3,600	0	0	3,600	0	0	*
Carole Garchar	4,000	0	0	4,000	0	0	*
John Garchar	2,250	0	0	2,250	0	0	*
Mr. & Mrs. Dave Garchar	7,000	0	0	7,000	0	0	*
John Gayden	20,000	0	0	20,000	0	0	*
Anthony Gioppo	10,000	0	0	10,000	0	0	*
Eugene & Brenda Gioppo	12,600	0	0	12,600	0	0	*
Peter Goldmann	1,500,000	0	0	1,500,000	0	0	*
Steve Hanlen	5,000	0	0	5,000	0	0	*
Robert Houska	25,001	0	0	25,001	0	0	*
William & Christine Joyce	10,000	0	0	10,000	0	0	*
Wissam Khoury	3,600	0	0	3,600	0	0	*
Gary F. and Nancy G. Krcil	18,000	0	0	18,000	0	0	*
Mark F. Krcil	4,800	0	0	4,800	0	0	*
Michael G. Krcil	7,000	0	0	7,000	0	0	*
Karl and Anne Krehbiel	7,500	0	0	7,500	0	0	*
Keith Kreutzer	10,000	0	0	10,000	0	0	*
Ronald & Elizabeth Krochak, his wife TEN ENT	107,500	0	0	107,500	0	0	*
Barry Kroos	20,000	0	0	20,000	0	0	*
Daniel Krueger	14,000	0	0	14,000	0	0	*
Michael Lazazzera	8,250	0	0	8,250	0	0	*
Michelle Leguizamon	3,750	0	0	3,750	0	0	*
Richard Mahfood	4,500	0	0	4,500	0	0	*
Robert Maroney	20,000	0	0	20,000	0	0	*
Robert F. Maroney	20,000	0	0	20,000	0	0	*
Raymond A. & Sharon A. McLeod	250,000	0	0	250,000	0	0	*
Lee Meyers	1,000	0	0	1,000	0	0	*
Blaise Miller	20,000	0	0	20,000	0	0	*
Jeffrey and Bonnie Nicklas	100,001	0	0	100,001	0	0	*
Michael and Collette Paladino	4,500	0	0	4,500	0	0	*

Thomas and Wendy Pfennigwerth	6,375	0	0	6,375	0	0	*
David Piercefield	350,000	0	0	350,000	0	0	*
Angela and Paul Pirko	10,000	0	0	10,000	0	0	*
Babak Rejaie	4,500	0	0	4,500	0	0	*
Veronica Geraci Ridge	3,037	0	0	3,037	0	0	*
Anthony and Tracey Sgambati	8,100	0	0	8,100	0	0	*
Patricia Sgambati	50,001	0	0	50,001	0	0	*
Florence Sheesley	17,000	0	0	17,000	0	0	*
Anthony Spasaro	100,000	0	0	100,000	0	0	*
Gilbert & Mary Agnes Starr	55,001	0	0	55,001	0	0	*
Joe and Joelyn Stefanec	6,750	0	0	6,750	0	0	*
Joe and Julie Stefanec Jr.	12,825	0	0	12,825	0	0	*
Nick Stefanec	7,250	0	0	7,250	0	0	*
Tamra Swindoll	3,000	0	0	3,000	0	0	*
Alfred W. Todd III	3,037	0	0	3,037	0	0	*
Daniel S. Turner, Jr.	7,250	0	0	7,250	0	0	*
David Valbuena	4,500	0	0	4,500	0	0	*
Don and Lisa Weldon	3,150	0	0	3,150	0	0	*
Jason Wotsch	7,501	0	0	7,501	0	0	*
Joshua Wotsch	42,962	0	0	42,962	0	0	*
Robert and Beverly Wotsch	6,075	0	0	6,075	0	0	*
Allison M. Nemergut	7,501	0	0	7,501	0	0	*
Ricke and Fadia Goode	14,000	0	0	14,000	0	0	*
Paul Cammarata	60,000	0	0	60,000	0	0	*
John Gregg Devlin	20,000	0	0	20,000	0	0	*
Timothy S. Kroecker	20,000	0	0	20,000	0	0	*
Doug McLean	200,000	0	0	200,000	0	0	*
Bascom Moore	215,000	0	0	215,000	0	0	*
Todd Donatelli	5,000	0	0	5,000	0	0	*
John Tironi	48,000	0	0	48,000	0	0	*
Cyrus H. Loncorich	87,000	0	0	87,000	0	0	*
Susan K. Bizek	6,250	0	0	6,250	0	0	*
James Dean Hillyard	15,000	0	0	15,000	0	0	*
Herbert S. Millstein	20,000	0	0	20,000	0	0	*
David J. Wendolek	14,500	0	0	14,500	0	0	*
Raymond Peloquin	200,000	0	0	200,000	0	0	*

Katherine Gamble	2,500	0	0	2,500	0	0	*
Kyle Gamble	2,500	0	0	2,500	0	0	*
Mark Klang	15,000	0	0	15,000	0	0	*
Dave & Peggy Koch	3,250	0	0	3,250	0	0	*
Denise & Mike Looker	2,500	0	0	2,500	0	0	*
Alexander Glaros	100	0	0	100	0	0	*
Amir Azarvan	7,500	0	0	7,500	0	0	*
Strickland Schumacher	2,000	0	0	2,000	0	0	*
Nikola Micev	2,000	0	0	2,000	0	0	*
Gregory Bauer	7,500	0	0	7,500	0	0	*
Terry Carlson	10,000	0	0	10,000	0	0	*
Robert C. Heideman	96,000	0	0	96,000	0	0	*
Teresa Humphreys	50,000	0	0	50,000	0	0	*
Thomas Johnson	52,000	0	0	52,000	0	0	*
Barbara Reif	2,250	0	0	2,250	0	0	*
Keith & Denice Stifter	150,000	0	0	150,000	0	0	*
Ben C. Storey	10,000	0	0	10,000	0	0	*
Tom Adams	10,000	0	0	10,000	0	0	*
Judy Sgambati	7,500	0	0	7,500	0	0	*
Roghy Azarvan	22,500	0	0	22,500	0	0	*
Stephan V. & Bernadette E. Kroecker TEN ENT	1,500,000	0	0	1,500,000	0	0	*
Patrick & Teresa Tolan	10,000	0	0	10,000	0	0	*
Anthony Sgambati	198,000	0	0	198,000	0	0	*
David DiTomasso	22,000	0	0	22,000	0	0	*
Sheila Ewell	10,000	0	0	10,000	0	0	*
Don and Helen Terry	5,000	0	0	5,000	0	0	*
Gerald Shamla	26,250	0	0	26,250	0	0	*
Tom Victorian	5,000	0	0	5,000	0	0	*
Jere Latimer	5,000	0	0	5,000	0	0	*
Bruce Shamla	5,000	0	0	5,000	0	0	*
Julie Grugen	250	0	0	250	0	0	*
Carolee Carlson	250	0	0	250	0	0	*
Russ McLatchey	2,000	0	0	2,000	0	0	*
Barry & Denise Meneghelli	2,000	0	0	2,000	0	0	*
Thomas White	500	0	0	500	0	0	*
Kyle Walters	500	0	0	500	0	0	*
Richard Wellbrock	500	0	0	500	0	0	*
Katrina Krochak Ouellette	5,000	0	0	5,000	0	0	*
Deborah B. Maroney	10,000	0	0	10,000	0	0	*
Maurice T. Gibson	10,000	0	0	10,000	0	0	*
Scott Maroney	10,000	0	0	10,000	0	0	*

Hyman Budoff	10,000	0	0	10,000	0	0	*
Jason Odom	2,000	0	0	2,000	0	0	*
Horace Williams	200,000	0	0	200,000	0	0	*
Kevin Schneider	3,000	0	0	3,000	0	0	*
Howard B. Bowen	50,000	0	0	50,000	0	0	*
Paul M. Mauriello	30,000	0	0	30,000	0	0	*
Gary and Peggy Charlton	38,461	0	0	38,461	0	0	*
Stanley W. Harris	38,461	0	0	38,461	0	0	*
Harley Magden	10,000	0	0	10,000	0	0	*
Edward J. Pillar	10,000	0	0	10,000	0	0	*
Armand Spano	55,000	0	0	55,000	0	0	*
Leslie Pitts	10,000	0	0	10,000	0	0	*
Danielle Parker	5,000	0	0	5,000	0	0	*
Nicole Krochak	5,000	0	0	5,000	0	0	*
Margaret A. Schumacher	15,000	0	0	15,000	0	0	*
Zachary M. Fejes	6,501	0	0	6,501	0	0	*
Mitchell R. Horvat	19,500	0	0	19,500	0	0	*
Steven M. & Jennifer Schumacher	5,000	0	0	5,000	0	0	*
James D. Solmen	10,000	0	0	10,000	0	0	*
Frank Petrakos	15,000	0	0	15,000	0	0	*
Sophie Brodeur	10,000	0	0	10,000	0	0	*
Ronald Kaleel	30,000	0	0	30,000	0	0	*
John J. Pappa	10,000	0	0	10,000	0	0	*
John J. Pappa II	10,000	0	0	10,000	0	0	*
Frances Pappa	10,000	0	0	10,000	0	0	*
Mary Fitzsimmons	10,000	0	0	10,000	0	0	*
Keith Stifter, custodian for Kyle Stifter, minor	1,500	0	0	1,500	0	0	*
Dale A. Thailing	3,000	0	0	3,000	0	0	*
Michael T. Hames	4,000	0	0	4,000	0	0	*
Mary M. Paine	2,000	0	0	2,000	0	0	*
Rose M. McShannic	10,000	0	0	10,000	0	0	*
Mimi Santon & Marc Meyer	6,000	0	0	6,000	0	0	*
Santon Family Partnership	25,000	0	0	25,000	0	0	*
Mary & Daniel Santon	109,610	0	0	109,610	0	0	*
Joseph Santon	20,000	0	0	20,000	0	0	*
Daniel J. & Rita Santon	26,250	0	0	26,250	0	0	*
Russell G. Lauer Jr.	20,000	0	0	20,000	0	0	*
Teresa S. & Gerald Kernan	35,000	0	0	35,000	0	0	*
Thomas S. & Teresa J. Crawford	10,000	0	0	10,000	0	0	*
Steve Einsiedel	1,250	0	0	1,250	0	0	*

Lonnie D. Wellman	2,500	0	0	2,500	0	0	*
Tom Paranzino	2,500	0	0	2,500	0	0	*
David B. Milne	2,500	0	0	2,500	0	0	*
Joseph & Anna Marie Sylvester	20,000	0	0	20,000	0	0	*
Frank & Andrea J. DeLuca	2,500	0	0	2,500	0	0	*
Joni L. & Frank DeLuca III	2,500	0	0	2,500	0	0	*
Shawn Hillman	1,000	0	0	1,000	0	0	*
Elizabeth Russell	750	0	0	750	0	0	*
Patricia E. Butto (Pepe)	750	0	0	750	0	0	*
Barbara Seton	2,000	0	0	2,000	0	0	*
Denette Madsen	25,000	0	0	25,000	0	0	*
John J. Pappa II (Custodian for Ryan Fitzsimmons)	10,000	0	0	10,000	0	0	*
Stephen Patrick Jr. & Elizabeth A. Patrick	24,500	0	0	24,500	0	0	*
Michael W. Burley	10,000	0	0	10,000	0	0	*
Eric R. Michalski	10,000	0	0	10,000	0	0	*
Thomas R. & Andrea A. Beil	5,000	0	0	5,000	0	0	*
C James & Roseann Beil	12,500	0	0	12,500	0	0	*
William T. & Andrea E. Leone	10,000	0	0	10,000	0	0	*
Robert J. & Thalia N. Lidle	10,000	0	0	10,000	0	0	*
William T. Leone II & Susanne Leone	5,000	0	0	5,000	0	0	*
Toni & John Harnar	5,000	0	0	5,000	0	0	*
Tracy & Anthony Raschilla	5,000	0	0	5,000	0	0	*
Derrick & Frank Massuri	10,000	0	0	10,000	0	0	*
Frank & Melissa Sferra	10,000	0	0	10,000	0	0	*
Gary F. & Josephine Foster	5,000	0	0	5,000	0	0	*
Douglas R. Foster	5,000	0	0	5,000	0	0	*
Greg W. Foster	1,000	0	0	1,000	0	0	*
Felix S. & Christine E. Savon	17,500	0	0	17,500	0	0	*
Mario & Gina Sferra	10,000	0	0	10,000	0	0	*
George B. & Marianne Wieda	3,000	0	0	3,000	0	0	*

Loretta G. Smith	3,000	0	0	3,000	0	0	*
Jacob Merrill	750	0	0	750	0	0	*
Carissa Merrill	750	0	0	750	0	0	*
Carmen Merrill, custodian for Andrea Merrill, minor	750	0	0	750	0	0	*
Carmen Merrill, custodian for William Wyatt Merrill, minor	750	0	0	750	0	0	*
Scott T. & Kristen L. Armstrong	3,000	0	0	3,000	0	0	*
Angelo & Lillian Pignatelli	5,000	0	0	5,000	0	0	*
Karen J. Miller	7,500	0	0	7,500	0	0	*
Craig L. & Pamela DiRienzo	10,000	0	0	10,000	0	0	*
Tracy Swanson	1,125	0	0	1,125	0	0	*
Pasquale Barba	25,000	0	0	25,000	0	0	*
Eduard & Diana Darona	100,000	0	0	100,000	0	0	*
Jason DeFranco	1,000	0	0	1,000	0	0	*
Dennis & Rosemary Kuehl	15,000	0	0	15,000	0	0	*
Keith A. & Julie R. Waytashek	6,000	0	0	6,000	0	0	*
David D. & Kimberly Schneider	33,500	0	0	33,500	0	0	*
Terry Swanson	13,100	0	0	13,100	0	0	*
Tom & Joann Bebo	15,000	0	0	15,000	0	0	*
Maria Elena Cormack	15,000	0	0	15,000	0	0	*
Don & Jolene Spaude JT TEN	30,000	0	0	30,000	0	0	*
Robert Lindeman	25,000	0	0	25,000	0	0	*
Sue & Stephen Pierson	22,500	0	0	22,500	0	0	*
Faye F. & Dallas J. Schneider	11,500	0	0	11,500	0	0	*
Bert & Luci Tellers	4,000	0	0	4,000	0	0	*
Charlotte E. Holmquist & Robert J. Waytashek	5,000	0	0	5,000	0	0	*
Patsy M. & Marc A. Waytashek	6,600	0	0	6,600	0	0	*
Tracy A. & Jonathon J. Molitor	8,600	0	0	8,600	0	0	*
Justin L. Waytashek	1,500	0	0	1,500	0	0	*
Michael E. Cain	20,000	0	0	20,000	0	0	*
Alan H. Kadish	20,000	0	0	20,000	0	0	*

Alfred E. Buxton	20,000	0	0	20,000	0	0	*
Barry Jon Kroells	9,000	0	0	9,000	0	0	*
Michael and Wanda Posusta	14,000	0	0	14,000	0	0	*
Stephen P. & Joann Billington	5,000	0	0	5,000	0	0	*
Carmen Merrill	7,500	0	0	7,500	0	0	*
Petra Goldmann	500,000	0	0	500,000	0	0	*
Brian W. Johnson	50,000	0	0	50,000	0	0	*
Kathleen A. Fishman	200,000	0	0	200,000	0	0	*
Angel R. Shamblin	10,000	0	0	10,000	0	0	*
Joyce P. Oloresisimo	22,000	0	0	22,000	0	0	*
Joel Hilgers	4,000	0	0	4,000	0	0	*
Brent Stifter	500	0	0	500	0	0	*
Donna Sproat	500,000	0	0	500,000	0	0	*
Richard & LeAnn Kroells	3,500	0	0	3,500	0	0	*
Duane & Diana Kroells	10,000	0	0	10,000	0	0	*
Robert & JoAnn Kroells	4,000	0	0	4,000	0	0	*
Naomi Kuehl	1,250	0	0	1,250	0	0	*
Wyatt & Sarah Kuehl	1,250	0	0	1,250	0	0	*
Jesse & Julie A. Kuehl	1,250	0	0	1,250	0	0	*
James & Tracy Brockhoff	1,250	0	0	1,250	0	0	*
Kenneth Hine	7,500	0	0	7,500	0	0	*
Paul H. & Nancy Holcomb	5,000	0	0	5,000	0	0	*
James A. & Loraine DiCioccio	95,000	0	0	95,000	0	0	*
Gerard F. Ryan	5,000	0	0	5,000	0	0	*
Ronald E. & Shannon J. Breininger	15,000	0	0	15,000	0	0	*
Phyllis Schiavone	5,000	0	0	5,000	0	0	*
Kimberly Ward	5,000	0	0	5,000	0	0	*
Eugene M. & Janet Geister	7,000	0	0	7,000	0	0	*
Dennis & Joanne Dedo	10,000	0	0	10,000	0	0	*
Constance L. Spuhler	2,000	0	0	2,000	0	0	*
Theresa Hart	2,000	0	0	2,000	0	0	*
James Dutton	2,000	0	0	2,000	0	0	*
Manuel Rubin	10,000	0	0	10,000	0	0	*
Gregory Gonzalez Jr.	7,000	0	0	7,000	0	0	*
John D. Coast	7,500	0	0	7,500	0	0	*
Christopher F. & Wendy Rossvanes	5,000	0	0	5,000	0	0	*

Lorian A. Haas	10,000	0	0	10,000	0	0	*
Byron W. Wright Jr. custodian for Byron W. Wright, III minor	2,500	0	0	2,500	0	0	*
Byron W. Wright Jr. custodian for Travis G. Wright minor	2,500	0	0	2,500	0	0	*
Niklas Gerborg	5,000	0	0	5,000	0	0	*
Richard L. & Kimberly M. Hoen	10,000	0	0	10,000	0	0	*
Jason P. & Emily Troska	8,500	0	0	8,500	0	0	*
Chad A. & Margaret M. Fronk	4,500	0	0	4,500	0	0	*
Allan & Mary Boeckermann	7,000	0	0	7,000	0	0	*
Thomas E. & Loretta Tipton	400	0	0	400	0	0	*
Timothy D. Tipton	2,000	0	0	2,000	0	0	*
Brian Sturgeon	30,000	0	0	30,000	0	0	*
William A. & Orville C. Bieber	2,000	0	0	2,000	0	0	*
Mathew J. & Peggy Hanlon	10,000	0	0	10,000	0	0	*
Bryan L. Como	2,000	0	0	2,000	0	0	*
Amy M. Colaprete	15,500	0	0	15,500	0	0	*
James A. & Martha E. Wendolek	10,000	0	0	10,000	0	0	*
John Goode	6,500	0	0	6,500	0	0	*
ALMAX Manufacturing Compnay	6,000	0	0	6,000	0	0	*
Jon Stemples(4)	60,000	0	0	60,000	0	0	*
Joseph Peyton & Susan Lea	30,000	0	0	30,000	0	0	*
Greg Witt	4,000	0	0	4,000	0	0	*
Mark Stacken	2,000	0	0	2,000	0	0	*
Doran Brahee	1,500	0	0	1,500	0	0	*
Brenna Riesgraf	1,000	0	0	1,000	0	0	*
Tony Swanson	300	0	0	300	0	0	*
Tyler Swanson	300	0	0	300	0	0	*
Tim Swanson	300	0	0	300	0	0	*
Robert Hutchins	12,000	0	0	12,000	0	0	*
Thomas Sproat	50,000	0	0	50,000	0	0	*
Mitchell & Nancy Barrock	20,000	0	0	20,000	0	0	*
Janice M. Paxson	20,000	0	0	20,000	0	0	*
Terrence Kaleel	20,000	0	0	20,000	0	0	*
Thomas Kaleel	20,000	0	0	20,000	0	0	*
Robert & Marilyn Pipp	2,000	0	0	2,000	0	0	*

Joan Palumbo	2,100	0	0	2,100	0	0	*
Jason Palumbo	2,000	0	0	2,000	0	0	*
Alice Minor	1,000	0	0	1,000	0	0	*
Paul Sittler	2,000	0	0	2,000	0	0	*
Jeff Neeb	1,000	0	0	1,000	0	0	*
Amber Pipp	1,100	0	0	1,100	0	0	*
Thomas Lodwick	2,500	0	0	2,500	0	0	*
Karen Servin-Banach	2,000	0	0	2,000	0	0	*
Brad Banach	900	0	0	900	0	0	*
Nate Wing	4,000	0	0	4,000	0	0	*
Todd Pierce	11,666	0	0	11,666	0	0	*
Jackie Miller	3,500	0	0	3,500	0	0	*
Andrew Dunning	10,000	0	0	10,000	0	0	*
Luc Mercier	710	0	0	710	0	0	*
Mike Popowich	2,132	0	0	2,132	0	0	*
Derrick Shelton	2,000	0	0	2,000	0	0	*
Patrick L. & Terri A. Lamontagne	10,000	0	0	10,000	0	0	*
Roger J. Trebbensee	2,000	0	0	2,000	0	0	*
Christopher J. & Kristen K. Hansch	2,000	0	0	2,000	0	0	*
Mike Thomas	1,500	0	0	1,500	0	0	*
Tom Zak	5,500	0	0	5,500	0	0	*
Martin L. & Donna Cyphers	10,000	0	0	10,000	0	0	*
Russell J. & Kim W. Cline	10,000	0	0	10,000	0	0	*
Sherlyn Neuhaus	10,000	0	0	10,000	0	0	*
Gary T. Kinsella	5,000	0	0	5,000	0	0	*
Paul & Nancy E. Vohar	10,000	0	0	10,000	0	0	*
Ronald E. & Leslie A. Trask	5,000	0	0	5,000	0	0	*
David J. Bates	15,000	0	0	15,000	0	0	*
Michael Dudash	8,000	0	0	8,000	0	0	*
George Mackay	5,000	0	0	5,000	0	0	*
Thomas N. DeTesco	10,000	0	0	10,000	0	0	*
Amanda Stifter	1,000	0	0	1,000	0	0	*
Kyle Stifter	1,000	0	0	1,000	0	0	*
Byron E. & Donna L. Kohls	2,000	0	0	2,000	0	0	*
Beverly J. Briggs	5,000	0	0	5,000	0	0	*
Tanya Vannice	15,000	0	0	15,000	0	0	*
Brian F. & Rashelle L. Tolan	15,000	0	0	15,000	0	0	*
Randy Spano	15,000	0	0	15,000	0	0	*
Dr. Gary Kraker	10,000	0	0	10,000	0	0	*
Dr. James Nichols	10,000	0	0	10,000	0	0	*
Randy Spencer	60,000	0	0	60,000	0	0	*

(1)	The number of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the Selling Stockholder has sole or shared voting power or investment power, and also any shares as to which the Selling Stockholder has the right to acquire within sixty (60) days.

(2)	Assumes all shares of common stock registered on this prospectus, as supplemented, are sold.

(3)	The percentage of beneficial ownership reported in the table is based on 30,225,498 shares of the Company’s common stock which were outstanding on December 31, 2005.

(4)	Jon Stemples currently serves as a Class III director on the Company’s board of directors. He was elected at the Company’s 2005 Annual Shareholders’ Meeting. His term as director expires in 2006.